Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of October 17, 2024 (this “Amendment”), among GDLC FUNDING II LLC, as borrower (the “Borrower”), GOLUB CAPITAL DIRECT LENDING CORPORATION, as servicer (in such capacity, the “Servicer”), each lender (each such party, a “Lender”) party thereto, the agents for the Lender Groups party thereto (each such party, an “Agent”), and Deutsche Bank AG, New York Branch, as facility agent for the Lenders (in such capacity, the “Facility Agent”).

WHEREAS, the Borrower, the Servicer, GOLUB CAPITAL DIRECT LENDING CORPORATION, as equityholder, COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as collateral agent and collateral custodian, the Facility Agent, each Agent, each Lender and each of the entities party thereto as Securitization Subsidiaries are party to the Loan Financing and Servicing Agreement, dated as of May 14, 2024 (as amended, supplemented, amended and restated and otherwise modified through the date hereof, the “Loan Agreement”);

WHEREAS, the parties hereto have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.      Defined Terms. Capitalized terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement. The provisions of Section 1.2 of the Loan Agreement are hereby incorporated in this Amendment, mutatis mutandis.

ARTICLE II

Amendments

SECTION 2.1.      Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)            to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double underlined text) as set forth on the pages of the Loan Agreement attached as Exhibit A hereto; and

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(b)            to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double underlined text) as set forth on the pages of the Exhibits and Schedules to the Loan Agreement attached as Exhibit B hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1.      This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a)            execution and delivery of this Amendment by each party hereto; and

(b)            the Facility Agent’s receipt of the legal opinions of Mayer Brown LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Facility Agent covering such matters as the Facility Agent may reasonably request.

ARTICLE IV

Representations and Warranties

SECTION 4.1.      The Borrower hereby represents and warrants to the Facility Agent and the Lenders that, as of the date first written above, (i) no Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1.      Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT (AS AMENDED) OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 5.2.      Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.      Ratification; No Waiver. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Loan Agreement or any other agreement, or constitute a waiver of any provision under the Loan Agreement or any other agreement.

SECTION 5.4.      Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures (including signatures in accordance with the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act) appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 5.5.      Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6.      Fees, Etc. The Borrower hereby agrees to pay (or cause to be paid) on the next Distribution Date any fees, disbursements and other charges of external counsel to the Facility Agent incurred through the date hereof solely to the extent such amounts are required to be paid by the Borrower pursuant to Section 17.4 of the Loan Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GDLC FUNDING II LLC, as Borrower

By: Golub Capital Direct Lending Corporation, as designated manager

By:	/s/ Christopher Ericson
Name: Christopher Ericson
Title: Chief Financial Officer

[Signature Page to Amendment 2 to the LFSA]

GOLUB CAPITAL DIRECT LENDING CORPORATION, as Servicer

By:	/s/ Christopher Ericson
Name: Christopher Ericson
Title: Chief Financial Officer

[Signature Page to Amendment 2 to the LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Managing Director

By:	/s/ Thorben Wedderien
Name:Thorben Wedderien
Title: Vice President

[Signature Page to Amendment 2 to the LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:	/s/ Amit Patel
Name: Amit Patel
Title: Managing Director

By:	/s/ Thorben Wedderien
Name: Thorben Wedderien
Title: Vice President

[Signature Page to Amendment 2 to the LFSA]

Exhibit A

LOAN FINANCING AND SERVICING AGREEMENT

EXECUTION VERSION
Conformed through Amendment No. ~~1~~2, dated as of ~~July 11~~October 17, 2024

LOAN FINANCING AND SERVICING AGREEMENT

dated as of May 14, 2024

GDLC FUNDING II LLC,
as Borrower

GOLUB CAPITAL DIRECT LENDING CORPORATION,
as Equityholder and as Servicer,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Facility Agent

THE OTHER AGENTS PARTIES HERETO,

EACH OF THE ENTITIES FROM TIME TO TIME PARTY HERETO AS SECURITIZATION
SUBSIDIARIES,

and

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Collateral Agent and as Collateral Custodian

LOAN FINANCING AND SERVICING AGREEMENT

THIS LOAN FINANCING AND SERVICING AGREEMENT is made and entered into as of May 14, 2024, among GDLC FUNDING II LLC, a Delaware limited liability company (the “Borrower”), GOLUB CAPITAL DIRECT LENDING CORPORATION, a Maryland corporation, as equityholder (in such capacity, together with its successors and permitted assigns in such capacity, the “Equityholder”) and as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, the AGENTS for each LENDER GROUP (as hereinafter defined) from time to time parties hereto (each such party, in such capacity, together with their respective successors and permitted assigns in such capacity, an “Agent”), EACH OF THE ENTITIES FROM TIME TO TIME PARTY HERETO AS SECURITIZATION SUBSIDIARIES, (each as hereinafter defined), COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent and Collateral Custodian (each as hereinafter defined), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”).

RECITALS

WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein and also desires to retain the Servicer to perform certain servicing functions related to the Collateral Obligations (as defined herein) on the terms and conditions set forth herein; and

WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein and the Servicer desires to perform certain servicing functions related to the Collateral Obligations on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1      Defined Terms. As used in this Agreement, the following terms have the following meanings:

“1940 Act” means the Investment Company Act of 1940.

“Account” means the Unfunded Exposure Account, the Borrower Collection Account, the Principal Collection Account and the Interest Collection Account, together with any sub-accounts deemed appropriate or necessary by the Securities Intermediary, for convenience in of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” means (i) during the Revolving Period, ~~2.20~~2.10% per annum and (ii) thereafter, ~~2.70~~2.60% per annum; provided that, upon the occurrence and during the continuation of any Event of Default and (other than in the case of an Event of Default pursuant to clauses (a), (d), (e), (f), (j) or (q) of Section 13.1) notice from the Facility Agent to the Borrower, the “Applicable Margin” shall be increased by 2.00% per annum; provided further that, upon delivery of such notice (if required), the Applicable Margin shall be retroactively increased from the date on which such Event of Default occurred.

“Appraised Value” means, with respect to any Asset Based Loan, the most recently calculated appraised value of the pro rata portion of the underlying collateral securing such Collateral Obligation as determined by an Approved Valuation Firm.

“Approved Broker Dealer” means (a) each of the following entities or their Affiliates (or any successor thereto): Bank of America, N.A., The Bank of Montreal, The Bank of New York Mellon, N.A., The Bank of Nova Scotia, Barclays Bank plc, BNP Paribas, BTIG, LLC, Cantor Fitzgerald & Co., Citibank, N.A., Citizens Bank, N.A., Credit Suisse, Deutsche Bank AG, Goldman Sachs & Co. LLC, HSBC Bank plc, Imperial Capital LLC, Jefferies & Co., Inc., JPMorgan Chase Bank, N.A., Key Bank, N.A., Macquarie Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Morgan Stanley & Co., Natixis, Nomura Securities International, Inc., Oppenheimer & Co. Inc., PNC Bank, Royal Bank of Canada, The Royal Bank of Scotland plc, Scotiabank, Seaport Securities Corporation, Société Générale, Stifel, Nicolaus & Co. Inc., The Toronto-Dominion Bank, Truist Bank, UBS AG, U.S. Bank, National Association, Wells Fargo Bank, National Association, Lloyds TSB, Northern Trust Company, Banco Santander and The Bank of New York Mellon (or, in each case, its principal broker-dealer affiliate); and (b) any other dealer of recognized standing approved by the Facility Agent in its reasonable discretion at the request of the Servicer from time to time.

“Approved Valuation Firm” means, (i) with respect to any Collateral Obligation, any valuation firm (a) specified on the related Asset Approval Request or Reinvestment Request and approved by the Facility Agent or (b) otherwise approved in writing by the Facility Agent in its sole discretion or (ii) with respect to exercise of the Borrower’s dispute right under Section 2.7(c), each valuation firm identified on Schedule 5 (as such Schedule 5 may be updated from time to time by the Borrower with the prior written consent of the Facility Agent).

“Asset Approval Notice” means an electronic notice containing the information from Exhibit C-6 and that provides the approval of the Facility Agent, in its sole discretion, to the acquisition (or incremental pledge) of one or more Collateral Obligations; provided that, the Facility Agent shall not condition its approval on any term other than those explicitly set forth in the Transaction Documents without the consent of the Borrower.

“Asset Approval Request” means an electronic notice to the Facility Agent in the form of an email that (a) either (i) is in the form of Exhibit C-3 or (ii) notifies the Facility Agent that the information required by Exhibit C-3 has been posted to the relevant data site and (b) requests the

“Existing Golub BDC CLO” means (i) each special purpose vehicle (including those structured as total return swaps) that is a wholly or partly owned subsidiary of Golub Capital Direct Lending Corporation or an Affiliate thereof, (ii) any future borrower under a credit facility or total return swap undertaken by Golub Capital Direct Lending Corporation or an Affiliate thereof or (iii) any future special purpose vehicles that are wholly or partly owned subsidiaries of Golub Capital Direct Lending Corporation or an Affiliate thereof.

“Facility Agent” has the meaning set forth in the Preamble.

“Facility Amount” means (a) prior to the end of the Revolving Period, $~~300,000,000~~450,000,000, unless this amount is permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8, in which event it means such lower or higher amount and (b) from and after the end of the Revolving Period, the Advances Outstanding.

“Facility Termination Date” means the earliest of (i) the date that is three (3) years after the last day of the Revolving Period, (ii) the date on which the Equityholder ceases to exist and (iii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with such sections of the Code and any legislation, law, regulation or practice enacted or promulgated pursuant to such intergovernmental agreement.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Facility Agent from three federal funds brokers of recognized standing selected by it.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System and, as applicable, the staff thereof.

“Fee Letter” has the meaning set forth in Section 8.4.

“Fees” has the meaning set forth in Section 8.4.

“FILO Loan” means a Loan that would constitute a First Lien Loan hereunder but that, at any time prior to and/or after an event of default under the related Underlying Instruments, will be paid after one or more other obligations issued by the same obligor have been paid in full in accordance with a specified waterfall or other priority of payments (other than as set forth in the proviso to the definition of “First Lien Loan”).

Collateral Obligations or the Related Security, the other Collateral or the condition or operations, financial or otherwise, of the Borrower as such Person may, from time to time, reasonably request;

(c)            promptly, in reasonable detail, notice of (i) any Adverse Claim known to it that is made or asserted against any of the Collateral and (ii) the occurrence of any Revaluation Event or Material Modification with respect to any Collateral Obligation; provided that, the Borrower and the Servicer will be deemed to not have knowledge of any Revaluation Event that requires a determination to be made by the Facility Agent until such determination has been made;

(d)            promptly, in reasonable detail, any new or updated information reasonably requested by a Lender in connection with “know your customer” laws or any similar regulations; and

(e)            promptly following any request therefor, such Loan Party shall deliver to the Facility Agent information and documentation reasonably requested by the Facility Agent for purposes of compliance with its Beneficial Ownership Certification.

Documents required to be delivered pursuant to this Section 10.4 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) such Loan Party posts such documents, or provides a link thereto in accordance with Section 17.3, (ii) such documents are posted by or on behalf of such Loan Party on an internet or intranet website, if any, to which each Lender and the Facility Agent have access (whether a commercial, third-party website or whether sponsored by the Facility Agent) or (iii) such Loan Party provides to the Facility Agent by electronic mail electronic versions (i.e., soft copies) of such documents; provided that, such Loan Party shall notify the Facility Agent (by facsimile or electronic mail) of the posting pursuant to clause (i) and clause (ii) above of any such documents and, upon any Lender becoming party hereto after the Effective Date pursuant to an assignment or joinder in accordance with Article XV, such Loan Party and the Facility Agent shall reasonably cooperate to agree on a procedure (or the appointment of an agent or third-party) for purposes of forwarding and/or posting such documents to such Lender.

None of the Loan Parties, the Equityholder or the Servicer shall be required to provide any such information (including, without limitation, documents, reports, letters, recommendations or other records or information) to the extent it is prohibited from disclosing or providing such information to the Facility Agent or any Lender pursuant to applicable confidentiality restrictions and any IC Memo shall only be delivered to the Facility Agent and shall not be shared with any Lender or any other Person.

Section 10.5 Separate Existence. (a) Such Loan Party shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which such persons are concerned, and shall use its best efforts to avoid the appearance that it is conducting business on behalf of any Affiliate thereof or that the assets of such Loan Party are available to pay the creditors of any of its equityholders or any Affiliate thereof (it being understood that the assets of the Securitization Subsidiaries shall be pledged to secure the obligations of the Borrower).

Annex B

Lender	Commitment
Deutsche Bank AG, New York Branch	$~~300,000,000~~450,000,000

B-1